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                                                                    EXHIBIT 10.6


                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

         ENTERED INTO by and between AMSURG CORP., a Tennessee corporation (the "Borrower"), and BANK OF AMERICA, N.A., successor-in-interest to NationsBank of Tennessee, N.A., its successors, assigns or any subsequent lawful holder of the Note referenced herein (the "Lender"), as of this 13th day of March, 2000.

                                    RECITALS:

         1. The Borrower issued to the order of Lender an Amended and Restated Revolving Credit Note dated May 19, 1998 in the principal amount of up to $20,000,000.00 (the "Note").

         2. The Borrower and the Lender desire to amend the Note as set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Borrower and the Lender agree as follows:

         1. The fourth paragraph of the Note is amended and restated as follows:

            This Note shall be repaid as follows:

                     (a) Commencing on the tenth (10th) day of June, 1998,
            and on the tenth day of each consecutive month through and including December 10, 2001, the Borrower shall pay to Lender an amount equal to all then accrued interest; and

                     (b) On January 10, 2002, this Note shall mature at
            which time the Borrower shall pay to Lender an amount equal to all outstanding principal, plus all then accrued interest.

         2. The Note is not amended in any other respect.

         3. The Borrower reaffirms its obligations under the Note, as amended, and the Borrower agrees that its obligations thereunder are valid and binding, enforceable in accordance with its terms, subject to no defense, counterclaim, or objection.

         4. In connection with this amendment agreement, the Borrower agrees to pay to the Lender an extension fee equal to $35,000 payable as follows: (a) $10,000 shall be paid on the execution of this amendment agreement, and (b) $25,000 shall be paid on January 10, 2001 if the indebtedness evidenced by the Note has not been replaced by an expanded credit facility by January 10, 2001, provided that if the indebtedness evidenced by this Note has been replaced by an expanded credit facility by such date, then the $25,000 portion of the extension fee described herein shall be canceled.

         ENTERED INTO as of the date first set forth above.


BORROWER:                           LENDER:


AMSURG CORP.                        BANK OF AMERICA, N.A.



By: /s/ Claire M. Gulmi             By: /s/ Kimberly R. Dupuy
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Title: CFO                          Title:  VP
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